UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	—	NSYIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market’s bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The economic story outside the U.S. continues to improve. Despite the drama over Greece’s debt negotiations, the European economy appears to be stabilizing. Japan is on a moderate recovery path as it emerged from recession late last quarter. China’s economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China’s standards. Some areas of concern were a surprisingly steep decline in oil prices, the U.S. dollar’s rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market’s ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 22, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO and CEO at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund. Here the managers review key strategies and the performance of the Funds for the six-month reporting period ended March 31, 2015.

How did the Funds perform during the six-month reporting period ended March 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds’ Class A Shares at net asset value (NAV) for the six-month, one-year and since inception periods ended March 31, 2015. Each Fund’s Class A Share total returns at NAV are compared with the performance of its comparative market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2015?

Our investment process for the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony Floating Rate Income Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside risk management, we favor opportunities where valuations can be quantified and risks assessed.

There has been an increased focus on the structure of many senior loans in the market, including London Inter-Bank Offered Rate (LIBOR) floors. The Fund has owned, or currently owns, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of LIBOR plus 400 basis points (bp) in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a floor on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of LIBOR + 400bp with a 100bp LIBOR floor. In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the BofA/Merrill U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

Assets across the credit risk spectrum posted positive returns as investor appetite for credit risk returned to the market and risk aversion appeared to subside after a volatile first half of the reporting period. Although the broad market performed relatively well, oil price moves continued to drive large swings in market sentiment and volatility, especially within high yield bond markets. Concerns about the pace of domestic and global economic growth, continued signs of weakness out of China, a strengthening U.S. dollar and geopolitical concerns emanating from the Middle East further provoked market uncertainty. A dovish Federal Reserve (Fed) and market expectations about the timing of interest rate hikes in the U.S. also contributed to volatility among risk assets.

At the top of the capital structure, loan markets posted positive returns and marginally outperformed high yield bonds. The Credit Suisse Leveraged Loan Index returned 1.69% for the reporting period, while the BofA/Merrill Lynch HY Master II Index returned 1.45%. On the heels of persistent technical weakness toward the end of 2014, by the end of the first quarter the loan market had rallied closer to par as the pace of retail outflows materially slowed and institutional demand, predominantly collateralized loan obligation (CLO) issuance, remained strong. Moving down the capital structure to the high yield corporate bond markets, also finished the reporting period on a positive note. Following an intense period of volatility and risk aversion led by the energy sector at the end of 2014, the high yield markets rebounded nicely ending the reporting period up 1.45%. Lastly, within the convertible bond market returns were positive, despite a weak finish in the month of March. Throughout the reporting period, the more equity sensitive convertible names led the charge, outpacing their total return and more income oriented counterparts. In addition, middle capitalization companies outperformed the larger and smaller capitalization segments of the market.

Several factors contributed to the Fund’s underperformance versus its benchmark. During the reporting period, energy-related securities performed poorly as oil prices decline given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we began reducing our exposure to the sector ahead of the steep decline in oil prices, we continued to maintain modest exposures that detracted from overall performance. Specifically, the bonds of Halcon Resources Corporation and Energy & Exploration Partners Inc. detracted from performance. We believe that attractive opportunities remain in the energy sector.

Lastly, IntelSat Limited detracted from performance. The company is the world’s leading provider of satellite services. The company experienced pricing pressures in certain regions and applications, reduced U.S. government spending and rising geopolitical challenges, compounded with services nearing the end of lifecycle, which created ongoing headwinds for their business.

Several factors positively contributed to performance during the reporting period. At the sector level, media and IT services contributed positively to performance versus the benchmark as the broad high yield market rebounded somewhat from its precipitous sell-off in the fall.

Additionally, the food and staples retailing sector benefited performance, especially the bonds of food retailer Albertsons. In our opinion, this sector has historically been more defensive during periods of volatility. We believe these bonds offer an attractive coupon relative to the rest of the sector and broad market. Both the sector and the company have performed well during the reporting period. We anticipate these bonds will continue to be a core position in our portfolios in the near term.

In addition, bonds held in Freescale Semiconductor Inc. contributed to performance. It was announced near the end of the reporting period that the company would be acquired by NXP Semiconductor. The merger will create a high performance mixed signal semiconductor sector leader, with combined revenue of greater than $10 billion.

6	Nuveen Investments

Also contributing to performance were bonds in Jo-Ann Stores Holdings Inc., which is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts. Jo-Ann Stores’ retail stores and website feature a variety of competitively priced merchandise used in sewing, crafting and home decorating projects. The company was taken private by Leonard Green & Partners in 2011. The bonds performed well during the reporting period in conjunction with the broader retail sector on expectations that lower oil prices will create positive tailwinds.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a negligible effect on performance.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV outperformed both the Credit Suisse Leveraged Loan Index and the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and can perform well in a stable to slow-growth environment.

At the top of the capital structure, loan markets posted positive returns and outperformed high yield bonds for the reporting period. On the heels of persistent technical weakness toward the end of 2014, the loan market had rallied closer to par by the end of the reporting period as the pace of retail outflows materially slowed and institutional demand, predominantly collateralized loan obligation (CLO) issuance, remained strong. In addition, the overall light new issue supply helped drive prices higher on continued demand for loan assets. From an index sector perspective, loans in the chemical, financial and retail sectors were top performers, while loans in the metals/mining sector lagged. By rating, higher quality B and BB names did better than their lower split B/CCC counterparts.

Those sectors that contributed to overall portfolio performance during the reporting period included holdings in the media; health care providers & services; and the hotels, restaurants & leisure sector. At the issuer level, the Fund benefited from holding the loans of Clear Channel Communications, Inc., a leading global media and entertainment company, which were among the top contributors to performance and remain a top holding in the Fund. These higher beta loans have an attractive yield and traded higher with the rising credit markets.

Our loans in US Foods Inc. also benefited performance. We believe, the food and staples retailing sector has historically been more defensive during periods of volatility. This loan offers an attractive coupon relative to the rest of the sector and broad market. Both the sector and the company have performed well during the reporting period. We anticipate these bonds will continue to be a core position in our portfolios in the near term.

Lastly, our holding in Kinetic Concepts, a medical supply company, contributed to performance. The position is in the health care sector, which has often been a more defensive sector during periods of increased volatility.

The Fund overall had only a handful of detractors for the reporting period. While we began reducing our exposure to the oil, gas and consumable fuels sector ahead of the steep decline in oil prices, we continued to maintain modest exposures that detracted from overall performance. Specifically, the bonds of Halcon Resources Corporation and Chaparral Energy Inc. detracted from performance. Additionally holdings in the wireless telecommunications services and commercial bank sectors detracted from absolute performance.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Lastly, our holding in the information technology sector, Advanced Micro Devices, Inc. detracted from performance. During the reporting period, the company missed analyst expectations for fourth quarter results. In addition, revenues decrease by 17% in the first quarter of 2015. We continue to hold this security.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV underperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in the bank loans, convertible securities and equity securities.

We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed.

The high yield bond market experienced volatility through the reporting period, but ended the period returning 1.45%, as measured by the BofA/Merrill Lynch U.S. High Yield Master II Index. High yield new issuance was also strong with $110 billion pricing during the reporting period. Excluding the TXU bankruptcy, the trailing twelve-month par-weighted default rate is 1.70% as of March 31 2015, which remains well below the 3.8% long-term historical average default rate.

During the reporting period, as oil prices declined and energy holdings underperformed, we simultaneously experienced several large outflows from the Fund. We believe that energy underperformance will likely reverse and held onto energy sector exposure which detracted our short term performance. These holdings included Chaparrel Energy Inc., Energy Offshore Group Investment, Enquest PLC, Exco Resources Inc., Parsley Energy LLC Finance Corporation and Triangle USA Petroleum Corporation. We remain slightly overweight to energy and remain on the lookout for companies within the sector that we believe present attractive opportunities.

During the reporting period, holdings within the wireless telecommunication services, marine, and commercial services and supplies industries contributed the most overall to performance. At the issuer level, the bonds of Regency Gas Services were among the top individual contributors to performance. Regency Gas Services is a Master Limited Partnership. During the reporting period, it was announced that Energy Transfer Partners and Regency Energy Partners would merge in an $18 Billion unit for unit transaction. The news contributed to the bond’s performance.

Also contributing to performance was our holding in Salix Pharmaceutical Limited. Near the end of the reporting, it was announced that Valeant Pharmaceuticals International Inc. increased its per-share payment to $173 a share, or about $11.1 billion in total, up $15 from the $158 price Salix agreed to take from the drug company in February. The higher, all-cash price prompted Endo to withdraw its rival cash-and-stock bid. Lastly, T-mobile also contributed. In addition to performance as management reported better than expected results during the reporting period.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past performance and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, it may pay dividends consisting only of net investment income at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2015, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony High Yield Bond Fund had negative UNII balances and Nuveen Symphony Floating Rate Income Fund had a positive UNII balance for financial reporting purposes.

Nuveen Investments	9

Risk Considerations and Dividend Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	0.43%	0.12%	8.21%
Class A Shares at maximum Offering Price	(4.34)%	(4.64)%	7.14%
BofA/Merrill Lynch U.S. High Yield Master II Index	1.45%	2.05%	8.07%
Custom Benchmark Index	1.55%	2.38%	7.04%
Lipper High Yield Funds Classification Average	0.56%	0.59%	7.15%

Class C Shares	0.05%	(0.60)%	7.40%
Class I Shares	0.56%	0.40%	8.48%

Cumulative
Since Inception
Class R6 Shares	0.51%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.00%	1.75%	0.67%	0.75%

12	Nuveen Investments

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	1.77%	2.15%	5.62%
Class A Shares at maximum Offering Price	(1.29)%	(0.92)%	4.80%
Credit Suisse Leveraged Loan Index	1.69%	2.83%	4.61%
Lipper Loan Participation Funds Classification Average	1.21%	1.53%	3.86%

Class C Shares	1.41%	1.45%	4.82%
Class I Shares	1.91%	2.40%	5.88%

Cumulative
Since Inception
Class R6 Shares	1.72%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	0.98%	1.73%	0.70%	0.72%

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(1.82)%	(1.29)%	7.89%
Class A Shares at maximum Offering Price	(6.48)%	(5.98)%	5.64%
BofA/Merrill Lynch U.S. High Yield Master II Index	1.45%	2.05%	5.67%
Lipper High Yield Funds Classification Average	0.56%	0.59%	4.63%

Class C Shares	(2.19)%	(2.04)%	7.07%
Class I Shares	(1.69)%	(1.04)%	8.14%

Since inception returns are from 12/10/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.18%	2.10%	1.11%
Net Expense Ratios	1.07%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Yields as of March 31, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	5.52%	5.05%	6.04%	6.04%
SEC 30-Day Yield	5.97%	5.50%	6.65%	6.52%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.08%	3.44%	4.43%	4.43%
SEC 30-Day Yield	4.15%	3.52%	4.56%	4.53%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	6.13%	5.63%	6.66%
SEC 30-Day Yield-Subsidized	5.82%	5.34%	6.37%
SEC 30-Day Yield-Unsusidized	5.01%	4.48%	5.52%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	15

Holding

Summaries as of March 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation

(% of net assets)

Common Stocks	0.4%
$25 Par (or similar) Retail Preferred	0.1%
Convertible Bonds	0.4%
Corporate Bonds	87.4%
Variable Rate Senior Loan Interests	8.4%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Top Five Holdings

(% of net assets)

Clear Channel Communications, Inc.	2.3%
IntelSat Limited	2.3%
Repurchase Agreements	2.1%
Kinetic Concepts	1.8%
Sprint Corporation	1.6%

Portfolio Composition

(% of net assets)

Media	12.4%
Oil, Gas & Consumable Fuels	7.6%
Software	5.7%
Health Care Equipment & Supplies	4.6%
Pharmaceuticals	4.3%
Health Care Providers & Services	4.3%
Wireless Telecommunication Services	4.3%
Diversified Telecommunication Services	4.2%
Communications Equipment	4.0%
Hotels, Restaurants & Leisure	3.6%
Semiconductors & Semiconductor Equipment	3.2%
Food & Staples Retailing	2.6%
Consumer Finance	2.4%
Diversified Consumer Services	2.1%
Specialty Retail	1.9%
Containers & Packaging	1.6%
Trading Companies & Distributors	1.5%
Commercial Services & Supplies	1.5%
Diversified Financial Services	1.4%
Insurance	1.4%
Chemicals	1.4%
Marine	1.2%
Other Industries	19.5%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	1.2%
Net Assets	100%

Portfolio Credit Quality1

(% of total long-term investments)

BBB	0.2%
BB or Lower	98.0%
N/R (not rated)	1.4%
N/A (not applicable)	0.4%
Total	100%

1	Excluding investments in derivatives.

16	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.2%
$25 Par (or similar ) Retail Preferred	0.0%
Corporate Bonds	13.7%
Variable Rate Senior Loan Interests	79.4%
Repurchase Agreements	7.8%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Repurchase Agreements	7.8%
Albertson’s LLC	3.1%
US Foods, Inc.	2.7%
Clear Channel Communications, Inc.	2.0%
Cumulus Media	1.9%

Portfolio Composition

(% of net assets)

Media	14.3%
Health Care Providers & Services	6.0%
Diversified Consumer Services	5.6%
Software	5.2%
Health Care Equipment & Supplies	5.0%
Food & Staples Retailing	4.9%
Food Products	4.7%
Diversified Telecommunication Services	3.8%
Pharmaceuticals	3.8%
Hotels, Restaurants & Leisure	3.6%
Semiconductors & Semiconductor Equipment	3.1%
Airlines	2.5%
Communications Equipment	2.1%
Commercial Services & Supplies	2.0%
Technology, Hardware, Storage & Peripherals	2.0%
Oil, Gas & Consumable Fuels	1.8%
Chemicals	1.7%
Wireless Telecommunication Services	1.7%
Other Industries	19.5%
Repurchase Agreements	7.8%
Other Assets Less Liabilities	(1.1)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	6.4%
BB or Lower	92.6%
N/R (not rated)	0.8%
N/A (not applicable)	0.2%
Total	100%

Nuveen Investments	17

Holding Summaries as of March 31, 2015 (continued)

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	92.6%
Variable Rate Senior Loan Interests	1.9%
Repurchase Agreements	4.8%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five Holdings

(% of net assets)

Repurchase Agreements	4.8%
Salix Pharmaceuticals Limited	3.5%
Sprint Corporation	3.1%
Dish DBS Corporation	3.1%
Cenveo Corporation	3.0%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	13.5%
Media	13.4%
Wireless Telecommunication Services	9.6%
Pharmaceuticals	5.0%
Software	4.2%
Health Care Providers & Services	3.9%
Communications Equipment	3.6%
Diversified Telecommunication Services	3.2%
Commercial Services & Supplies	3.0%
Energy Equipment & Services	2.9%
Professional Services	2.5%
Construction Materials	2.5%
Transportation Infrastructure	2.3%
Marine	2.3%
Food Products	2.0%
Building Products	1.9%
Other Industries	18.7%
Repurchase Agreements	4.8%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

BBB	1.7%
BB or Lower	98.3%
Total	100%

18	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares of Nuveen Symphony Floating Rate Income Fund reflect only the first 63 days of the Class’ operations, they may not provide a meaningful understanding of the Class’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2015.

The beginning of the period is October 1, 2014.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,004.30	$1,000.50	$1,005.10	$1,005.60
Expenses Incurred During Period	$5.20	$8.98	$3.55	$4.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.75	$1,015.96	$1,021.39	$1,020.94
Expenses Incurred During Period	$5.24	$9.05	$3.58	$4.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.80%, 0.71% and 0.80% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.70	$1,014.10	$1,017.20	$1,019.10
Expenses Incurred During Period	$4.78	$8.54	$1.17	$3.47
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.19	$1,016.45	$1,007.47	$1,021.49
Expenses Incurred During Period	$4.78	$8.55	$1.16	$3.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.95%, 1.70% and 0.69% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 63/365 (to reflect 63 days in the period since class commencements of operations).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$981.80	$978.10	$983.10
Expenses Incurred During Period	$5.24	$8.93	$4.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.65	$1,015.91	$1,020.89
Expenses Incurred During Period	$5.34	$9.10	$4.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81% and 0.81% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20	Nuveen Investments

Symphony Credit Opportunities Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 96.7%

	COMMON STOCKS – 0.4%

	Diversified Consumer Services – 0.4%

180,828	Cengage Learning Holdings II LP				$4,068,630

	Media – 0.0%

9,292	Tribune Company, (2)				—
	Total Common Stocks (cost $5,849,360)				4,068,630

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.1%

	Diversified Consumer Services – 0.1%

31,705	Education Management Corporation	7.500%		N/R	$322,335

11,183	Education Management Corporation	7.500%		N/R	732,487
	Total Diversified Consumer Services				1,054,822
	Total $25 Par (or similar) Retail Preferred (cost $100,755)				1,054,822

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.4%

	Oil, Gas & Consumable Fuels – 0.4%

$4,150	Cobalt International Energy, Inc., Convertible Bond	2.625%	12/01/19	CCC–	$3,016,531

3,830	Energy and Exploration Partners Inc., Convertible Bond	8.000%	7/01/19	N/R	1,417,100
7,980	Total Oil, Gas & Consumable Fuels				4,433,631
$7,980	Total Convertible Bonds (cost $6,314,809)				4,433,631

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 87.4%

	Aerospace & Defense – 1.1%

$4,000	TransDigm Inc.	6.000%	7/15/22	CCC+	$4,000,000

4,000	TransDigm Inc.	6.500%	7/15/24	CCC+	4,020,000

3,000	Triumph Group Inc.	5.250%	6/01/22	BB–	2,947,500
11,000	Total Aerospace & Defense				10,967,500

	Airlines – 0.2%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	B+	2,203,594

	Automobiles – 0.5%

5,390	DriveTime Automotive Group Inc, DT Acceptance Corporation, 144A	8.000%	6/01/21	B	5,133,975

	Building Products – 0.2%

250	Masonite International Corporation, 144A	5.625%	3/15/23	BB–	256,250

Nuveen Investments	21

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Building Products (continued)

$1,500	USG Corporation, 144A	5.500%	3/01/25	BB	$1,530,000
1,750	Total Building Products				1,786,250

	Chemicals – 1.4%

7,000	Hexion US Finance	6.625%	4/15/20	B3	6,405,000

2,500	Huntsman International LLC, 144A	5.125%	11/15/22	B+	2,506,250

3,000	Ineos Group Holdings SA, 144A	6.125%	8/15/18	B–	3,015,000

2,000	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	2,090,000
14,500	Total Chemicals				14,016,250

	Commercial Services & Supplies – 0.9%

5,000	Cenveo Corporation, 144A	6.000%	8/01/19	B	4,687,500

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,666,500

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,932,500
9,650	Total Commercial Services & Supplies				9,286,500

	Communications Equipment – 3.0%

7,000	Alcatel Lucent USA Inc., 144A	6.750%	11/15/20	B	7,455,000

4,500	Avaya Inc., 144A	7.000%	4/01/19	B1	4,466,250

15,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	13,175,000

1,500	CommScope Inc., 144A	5.000%	6/15/21	BB–	1,498,125

2,550	CommScope Inc., 144A	5.500%	6/15/24	BB–	2,550,000

2,000	Nortel Networks Limited, (4)	4.528%	7/15/11	N/R	2,080,000
33,050	Total Communications Equipment				31,224,375

	Construction & Engineering – 0.7%

2,250	AECOM Technology Corporation, 144A	5.750%	10/15/22	BB–	2,328,750

2,250	AECOM Technology Corporation, 144A	5.875%	10/15/24	BB–	2,362,500

2,250	Shea Homes LP, 144A	5.875%	4/01/23	B+	2,289,375
6,750	Total Construction & Engineering				6,980,625

	Construction Materials – 0.6%

6,500	Gates Global LLC, 144A	6.000%	7/15/22	B	6,134,375

300	Vulcan Materials Company	4.500%	4/01/25	BB+	304,500
6,800	Total Construction Materials				6,438,875

	Consumer Finance – 2.4%

8,925	First Data Corporation	12.625%	1/15/21	B–	10,576,125

6,435	First Data Corporation	11.750%	8/15/21	CCC+	7,440,469

2,500	Navient Corp.	5.000%	10/26/20	BB	2,453,125

2,700	SLM Corporation	4.875%	6/17/19	BB	2,693,250

1,900	Springleaf Finance Corporation	6.000%	6/01/20	B	1,909,500
22,460	Total Consumer Finance				25,072,469

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Containers & Packaging – 1.6%

$6,600	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	$6,633,000

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	4,160,000

6,000	Cascades Inc., 144A	5.500%	7/15/22	Ba3	6,090,000
16,600	Total Containers & Packaging				16,883,000

	Diversified Consumer Services – 0.3%

2,000	Ahern Rentals Inc., 144A	9.500%	6/15/18	B	2,117,500

825	Harland Clarke Holdings, 144A	6.875%	3/01/20	B+	839,438
2,825	Total Diversified Consumer Services				2,956,938

	Diversified Financial Services – 1.3%

5,000	Alphabet Holding Company, Inc.	7.750%	11/01/17	CCC+	4,900,000

2,015	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	2,088,044

3,500	Memorial Resource Development Corp., 144A	5.875%	7/01/22	B–	3,290,000

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,165,750
13,665	Total Diversified Financial Services				13,443,794

	Diversified Telecommunication Services – 4.2%

1,213	Cincinnati Bell Inc.	8.375%	10/15/20	B	1,290,329

2,000	IntelSat Limited	7.750%	6/01/21	CCC+	1,845,000

25,500	IntelSat Limited	8.125%	6/01/23	CCC+	23,460,000

2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB	2,135,000

2,000	Level 3 Financing Inc.	8.625%	7/15/20	BB	2,167,500

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,835,313

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,058,124

2,000	SBA Communications Corporation, 144A	4.875%	7/15/22	B	1,959,122

4,900	Windstream Corporation	7.750%	10/01/21	BB	4,887,750

1,000	Windstream Corporation	7.500%	4/01/23	BB	955,000
44,363	Total Diversified Telecommunication Services				42,593,138

	Electric Utilities – 0.5%

5,000	RJS Power Holdings LLC, 144A	5.125%	7/15/19	BB–	4,925,000

	Electronic Equipment, Instruments & Components – 0.8%

4,000	Sanmina-SCI Corporation, 144A	4.375%	6/01/19	BB+	3,980,000

3,500	Zebra Technologies Corporation, 144A	7.250%	10/15/22	B	3,771,250
7,500	Total Electronic Equipment, Instruments & Components				7,751,250

	Energy Equipment & Services – 0.9%

2,000	Drill Rigs Holdings Inc., 144A	6.500%	10/01/17	B	1,600,000

8,800	Offshore Group Investment Limited	7.125%	4/01/23	B–	4,994,000

3,500	Pacific Drilling SA, 144A	5.375%	6/01/20	B+	2,800,000
14,300	Total Energy Equipment & Services				9,394,000

Nuveen Investments	23

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Food & Staples Retailing – 2.6%

$7,986	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B2	$8,545,020

6,000	Albertson’s, Inc.	7.450%	8/01/29	CCC+	5,490,000

9,625	Rite Aid Corporation, 144A, WI/DD	6.125%	4/01/23	B	9,865,625

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,764,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,276,500
26,411	Total Food & Staples Retailing				26,941,145

	Food Products – 0.9%

1,000	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	1,022,500

5,000	US Foods INc.	8.500%	6/30/19	CCC+	5,250,000

3,000	WhiteWave Foods Company	5.375%	10/01/22	BB–	3,225,000
9,000	Total Food Products				9,497,500

	Gas Utilities – 0.9%

2,000	AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,145,000

7,000	Suburban Propane Partners LP	5.500%	6/01/24	BB–	7,175,000
9,000	Total Gas Utilities				9,320,000

	Health Care Equipment & Supplies – 4.4%

16,675	Kinetic Concepts	12.500%	11/01/19	CCC+	18,217,438

8,750	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC+	7,765,625

10,500	Tenet Healthcare Corporation, 144A	5.000%	3/01/19	B3	10,421,250

8,300	Tenet Healthcare Corporation	8.125%	4/01/22	B3	9,150,750
44,225	Total Health Care Equipment & Supplies				45,555,063

	Health Care Providers & Services – 4.3%

4,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	4,120,000

3,600	Community Health Systems, Inc.	6.875%	2/01/22	B+	3,847,500

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	2,045,000

7,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	7,800,000

4,000	MPH Acquisition Holdings LLC, 144A	6.625%	4/01/22	CCC+	4,145,000

3,000	Prospect Medical Holdings Inc., 144A	8.375%	5/01/19	B2	3,187,500

3,600	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,627,000

13,200	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	13,860,000

1,000	Wellcare Health Plans Inc.	5.750%	11/15/20	BB	1,050,000
41,900	Total Health Care Providers & Services				43,682,000

	Health Care Technology – 0.8%

7,500	MedAssets Inc.	8.000%	11/15/18	B	7,818,750

	Hotels, Restaurants & Leisure – 3.6%

7,750	Landrys Holdings, 144A	10.250%	1/01/18	CCC+	8,040,625

1,200	MGM Resorts International Inc.	7.750%	3/15/22	BB	1,351,500

2,500	Norwegian Cruise Lines, 144A	5.250%	11/15/19	BB–	2,562,500

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure (continued)

$2,875	Pinnacle Entertainment Inc.	6.375%	8/01/21	BB–	$3,047,500

2,000	Pinnacle Entertainment Inc.	7.750%	4/01/22	B	2,225,000

15,000	Scientific Games Corporation, 144A	6.625%	5/15/21	B–	10,950,000

2,000	Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	2,045,000

2,000	Scientific Games Corporation, 144A	10.000%	12/01/22	B	1,870,000

2,000	Scientific Games Corporation	8.125%	9/15/18	B–	1,800,000

2,600	Station Casinos LLC	7.500%	3/01/21	CCC+	2,769,000
39,925	Total Hotels, Restaurants & Leisure				36,661,125

	Household Durables – 0.4%

2,000	KB Home	4.750%	5/15/19	B+	1,955,000

1,950	KB Home	7.000%	12/15/21	B+	1,984,125
3,950	Total Household Durables				3,939,125

	Household Products – 0.4%

1,300	Revlon Consumer Products	5.750%	2/15/21	B	1,342,250

3,000	Serta Simmons Holdings LLC, 144A	8.125%	10/01/20	CCC+	3,157,500
4,300	Total Household Products				4,499,750

	Independent Power & Renewable Electricity Producers – 0.4%

2,000	Dynegy Finance I Inc / Dynegy Finance II Inc., 144A	7.375%	11/01/22	B+	2,102,500

1,700	Dynegy Finance I Inc / Dynegy Finance II Inc., 144A	7.625%	11/01/24	B+	1,780,750
3,700	Total Independent Power & Renewable Electricity Producers				3,883,250

	Insurance – 1.4%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,100,000

10,100	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	10,352,500

1,800	Hub Holdings LLC/Hub Holdings Finance LLC, 144A	8.125%	7/15/19	CCC+	1,786,500
13,900	Total Insurance				14,239,000

	Internet & Catalog Retail – 0.6%

6,400	Netflix Incorporated, 144A	5.500%	2/15/22	B+	6,544,000

	IT Services – 0.8%

1,000	CDW LLC Finance	5.000%	9/01/23	B+	1,015,000

4,000	CDW LLC Finance	5.500%	12/01/24	B+	4,190,000

2,900	NeuStar Inc.	4.500%	1/15/23	B+	2,479,500
7,900	Total IT Services				7,684,500

	Leisure Products – 0.7%

2,000	Carlson Travel Holdings Inc., 144A	7.500%	8/15/19	B–	2,025,000

2,000	PC Merger Sub Inc.	8.875%	8/01/20	CCC+	2,155,000

2,980	PC NextCo Holdings Finance	8.750%	8/15/19	CCC+	3,032,150
6,980	Total Leisure Products				7,212,150

Nuveen Investments	25

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Machinery – 0.7%

$1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	$1,785,000

2,000	Terex Corporation	6.000%	5/15/21	BB	2,050,000

3,000	Xerium Technologies	8.875%	6/15/18	B	3,097,500
6,750	Total Machinery				6,932,500

	Marine – 1.2%

2,800	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,926,000

3,430	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	3,447,150

7,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	6,335,000
13,230	Total Marine				12,708,150

	Media – 10.8%

8,000	Affinion Group Inc.	7.875%	12/15/18	Caa2	5,000,000

8,400	CCOH Safari LLC	5.750%	12/01/24	BB–	8,652,000

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,995,000

8,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	6,800,000

29,790	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	23,682,754

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	CCC+	1,022,500

3,500	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	3,351,250

500	Clear Channel Worldwide	7.625%	3/15/20	B	517,500

1,100	Clear Channel Worldwide	7.625%	3/15/20	B	1,157,750

1,500	Dish DBS Corporation	5.875%	7/15/22	BB–	1,524,375

1,500	Dish DBS Corporation	5.000%	3/15/23	BB–	1,458,450

2,500	Dish DBS Corporation	5.875%	11/15/24	BB–	2,503,125

2,900	Dreamworks Animation SKG, 144A	6.875%	8/15/20	B1	2,827,500

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	2,045,000

9,600	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	10,608,000

2,125	Media General Financing Sub Inc., 144A	5.875%	11/15/22	B+	2,167,500

1,000	Mediacom LLC	7.250%	2/15/22	B	1,075,000

2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B–	2,990,000

8,350	Numericable Group SA, 144A	6.000%	5/15/22	Ba3	8,454,375

4,250	Numericable Group SA, 144A	6.250%	5/15/24	Ba3	4,303,125

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,556,250

4,250	Sirius XM Radio Inc., 144A	6.000%	7/15/24	BB	4,462,500

4,500	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	4,522,500

2,000	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	2,115,000

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	787,500

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB–	2,346,000
119,190	Total Media				110,924,954

	Metals & Mining – 0.7%

7,000	Signode Industrial Group, 144A	6.375%	5/01/22	CCC+	6,956,250

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Multiline Retail – 0.8%

$7,375	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	$7,762,188

	Oil, Gas & Consumable Fuels – 6.6%

2,500	Antero Resources Corporation	5.125%	12/01/22	BB	2,400,000

1,522	Chaparral Energy Inc.	8.250%	9/01/21	B–	1,050,180

3,250	Chaparral Energy Inc.	7.625%	11/15/22	B–	2,177,500

2,500	CITGO Petroleum Corporation, 144A	6.250%	8/15/22	BB	2,425,000

4,700	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	4,371,000

250	Crestwood Midstream Partners LP, 144A	6.250%	4/01/23	BB	252,500

4,750	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	4,785,625

2,500	Energy Transfer Equity LP	5.875%	1/15/24	BB+	2,637,500

3,875	EnQuest PLC, 144A	7.000%	4/15/22	B	2,751,250

5,500	Halcon Resources Corporation.	9.250%	2/15/22	CCC+	3,795,000

2,000	Laredo Petroleum Inc.	7.375%	5/01/22	B	2,062,500

10,000	Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B	7,900,000

3,000	Linn Energy LLC Finance Corporation	6.250%	11/01/19	B1	2,370,000

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	980,000

1,300	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	1,189,500

2,000	Oasis Petroleum Inc.	6.500%	11/01/21	B+	1,910,000

2,750	Penn Virginia Corporation	8.500%	5/01/20	B–	2,585,000

2,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC+	1,440,000

2,000	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,970,000

1,750	Rosetta Resources Inc.	5.625%	5/01/21	BB–	1,645,000

2,000	Rosetta Resources Inc.	5.875%	6/01/24	BB–	1,860,000

4,750	Sabine Pass Liquefaction LLC, 144A	5.625%	3/01/25	BB+	4,696,563

1,000	Samson Investment Company	9.750%	2/15/20	Ca	270,000

8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	7,190,000

5,000	Sandridge Energy Inc.	7.500%	2/15/23	B2	3,050,000
79,897	Total Oil, Gas & Consumable Fuels				67,764,118

	Paper & Forest Products – 0.4%

4,000	Weyerhaeuser Company, 144A	4.375%	6/15/19	BB–	3,905,000

	Pharmaceuticals – 4.3%

850	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B+	875,500

3,500	Endo Finance LLC	5.375%	1/31/23	B+	3,491,250

5,000	Jaguar Holding Company I, 144A	9.375%	10/15/17	CCC+	5,112,500

7,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	7,280,000

5,700	Par Pharmaceutical Companies Inc.	7.375%	10/15/20	CCC+	6,013,500

9,815	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B2	10,882,381

4,700	Valeant Pharmaceuticals International, 144A	5.500%	3/01/23	B1	4,735,250

Nuveen Investments	27

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Pharmaceuticals (continued)

$2,900	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	$3,136,524

1,370	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	1,404,250

1,370	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	1,417,950
42,205	Total Pharmaceuticals				44,349,105

	Professional Services – 0.7%

2,250	IHS Inc., 144A	5.000%	11/01/22	BBB	2,259,900

4,750	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	4,779,688
7,000	Total Professional Services				7,039,588

	Real Estate Investment Trust – 0.9%

1,250	Istar Financial Inc.	4.875%	7/01/18	BB–	1,256,250

7,500	Istar Financial Inc.	5.000%	7/01/19	BB–	7,500,000
8,750	Total Real Estate Investment Trust				8,756,250

	Road & Rail – 0.7%

2,250	Avis Budget Car Rental, 144A	5.250%	3/15/25	BB–	2,238,750

5,000	Kenan Advantage Group, 144A	8.375%	12/15/18	B–	5,200,000
7,250	Total Road & Rail				7,438,750

	Semiconductors & Semiconductor Equipment – 3.2%

4,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	B	3,880,000

5,300	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	5,061,500

6,725	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	6,439,188

9,225	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	7,956,563

8,250	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	BB–	8,982,188
33,500	Total Semiconductors & Semiconductor Equipment				32,319,439

	Software – 4.8%

7,800	Audatex North America Inc., 144A	6.125%	11/01/23	BB–	8,248,500

3,750	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	3,796,875

12,760	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	11,675,400

10,050	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	8,291,250

2,600	First Data Corporation	10.625%	6/15/21	Caa1	2,957,500

13,050	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	12,923,546

1,500	Sungard Data Systems Inc.	6.625%	11/01/19	B–	1,545,000
51,510	Total Software				49,438,071

	Specialty Retail – 1.9%

2,605	Chino Intermediate Holdings A Inc., 144A	7.750%	5/01/19	CCC	2,285,888

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B2	2,722,500

1,000	Claires Stores, Inc.	10.500%	6/01/17	CCC	615,000

9,350	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	9,069,500

430	Michaels FinCo Holdings LLC, 144A	7.500%	8/01/18	B–	438,600

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Specialty Retail (continued)

$4,330	Outerwall Inc., 144A	5.875%	6/15/21	BB–	$3,907,825
20,715	Total Specialty Retail				19,039,313

	Textiles, Apparel & Luxury Goods – 0.3%

1,000	Perry Ellis International	7.875%	4/01/19	B	1,032,500

2,400	Springs Indutries Inc-SIWF Merger Sub	6.250%	6/01/21	B	2,370,000
3,400	Total Textiles, Apparel & Luxury Goods				3,402,500

	Trading Companies & Distributors – 1.5%

5,590	HD Supply Inc.	11.500%	7/15/20	CCC+	6,463,438

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,097,500

4,250	United Rentals North America Inc.	5.750%	11/15/24	BB–	4,388,125

2,500	United Rentals North America Inc.	5.500%	7/15/25	BB–	2,546,875
14,340	Total Trading Companies & Distributors				15,495,938

	Transportation Infrastructure – 0.8%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	8,681,500

	Wireless Telecommunication Services – 4.3%

920	Altice Financing SA, 144A	6.625%	2/15/23	BB–	947,600

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	4,220,000

16,300	Sprint Corporation	7.875%	9/15/23	B+	16,626,000

8,500	Sprint Corporation	7.125%	6/15/24	B+	8,287,499

1,700	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,767,999

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	3,052,249

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,661,874

900	T-Mobile USA Inc.	6.836%	4/28/23	BB	947,249

1,800	T-Mobile USA Inc.	6.375%	3/01/25	BB	1,857,419

2,200	UPCB Finance Limited, 144A, WI/DD	5.375%	1/15/25	Ba3	2,199,999
42,720	Total Wireless Telecommunication Services				43,567,888
$920,726	Total Corporate Bonds (cost $921,145,036)				895,016,393

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (3)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 8.4% (5)

	Commercial Services & Supplies – 0.5%

$839	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	$775,887

1,398	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	1,142,860

3,854	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,670,602
6,091	Total Commercial Services & Supplies				5,589,349

	Communications Equipment – 0.9%

9,511	Avaya, Inc., Term Loan B3	4.676%	10/26/17	B1	9,384,288

Nuveen Investments	29

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (3)	Value

	Diversified Consumer Services – 1.3%

$8,774	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	$8,820,961

2,850	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	2,869,394

1,363	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,287,572
12,987	Total Diversified Consumer Services				12,977,927

	Diversified Financial Services – 0.1%

1,118	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	B+	1,095,834

	Energy Equipment & Services – 0.2%

2,125	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	1,627,787

	Food Products – 0.1%

1,294	Wilton Products, Inc., Tranche B, Term Loan	7.549%	8/30/18	B–	1,240,448

	Health Care Equipment & Supplies – 0.2%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,947,718

	Internet & Catalog Retail – 0.3%

2,993	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	3,023,547

	Internet Software & Services – 0.9%

9,500	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	9,516,274

	IT Services – 0.0%

95	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	95,069

	Machinery – 0.3%

3,278	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,319,290

	Media – 1.6%

1,000	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,003,250

6,590	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	5,799,215

1,090	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	1,036,463

1,985	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	1,741,838

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	797,500

5,612	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	5,524,776
17,277	Total Media				15,903,042

	Oil, Gas & Consumable Fuels – 0.6%

745	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	618,954

3,001	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	2,208,551

4,017	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	3,202,085
7,763	Total Oil, Gas & Consumable Fuels				6,029,590

	Pharmaceuticals – 0.0%

16	Graceway Pharmaceuticals LLC, Term Loan, (4)	0.000%	5/03/12	N/R	16,538

	Real Estate Investment Trust – 0.2%

1,721	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	1,584,608

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (3)	Value

	Real Estate Management & Development – 0.1%

$1,102	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	$1,123,769

	Software – 0.9%

9,509	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	9,324,996

	Transportation Infrastructure – 0.2%

123	Ceva Group PLC, Canadian Term Loan, DD1	6.500%	3/19/21	B2	115,006

711	Ceva Group PLC, Dutch B.V., Term Loan, DD1	6.500%	3/19/21	B2	667,036

680	Ceva Group PLC, Synthetic Letter of Credit Term Loan, DD1	6.325%	3/19/21	B2	638,922

980	Ceva Group PLC, US Term Loan, DD1	6.500%	3/19/21	B2	920,048
2,494	Total Transportation Infrastructure				2,341,012
$90,819	Total Variable Rate Senior Loan Interests (cost $92,229,682)				86,141,086
	Total Long-Term Investments (cost $1,025,639,642)				990,714,562

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 2.1%

	REPURCHASE AGREEMENTS – 2.1%

$21,178	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $21,178,440, collateralized by $21,285,000 U.S. Treasury Notes, 1.625%, due 8/31/19, value $21,604,275	0.000%	4/01/15		$21,178,440
	Total Short-Term Investments (cost $21,178,440)				21,178,440
	Total Investments (cost $1,046,818,082) – 98.8%				1,011,893,002
	Other Assets Less Liabilities – 1.2% (7)				11,773,970
	Net Assets – 100%				$1,023,666,972

Investments in Derivatives as of March 31, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	Advanced Micro Devices, Inc.	Buy	6.08%	$6,500,000	5.000%	6/20/20	$268,740	$(70,832)

Nuveen Investments	31

Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(9)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 93.3%

	COMMON STOCKS – 0.2%

	Diversified Consumer Services – 0.2%

90,494	Cengage Learning Holdings II LP				$2,036,115
	Total Common Stocks (cost $2,927,239)				2,036,115

Shares	Description (1)	Coupon		Ratings (2)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

10,954	Education Management Corporation	7.500%		N/R	$111,366

3,863	Education Management Corporation	7.500%		N/R	253,026
	Total Diversified Consumer Services				364,392
	Total $25 Par (or similar) Retail Preferred (cost $35,908)				364,392

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 13.7%

	Commercial Services & Supplies – 0.2%

$2,000	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$2,020,000

	Communications Equipment – 0.3%

3,500	Avaya Inc., 144A	10.500%	3/01/21	CCC+	2,975,000

	Consumer Finance – 0.2%

1,750	First Data Corporation	12.625%	1/15/21	B–	2,073,750

	Containers & Packaging – 0.2%

2,147	Reynolds Group	9.875%	8/15/19	CCC+	2,297,290

	Diversified Telecommunication Services – 1.2%

500	IntelSat Limited	6.750%	6/01/18	CCC+	490,000

5,850	IntelSat Limited	7.750%	6/01/21	CCC+	5,396,625

6,700	IntelSat Limited	8.125%	6/01/23	CCC+	6,164,000

1,500	WideOpenWest Finance Capital Corporation	10.250%	7/15/19	CCC+	1,612,500
14,550	Total Diversified Telecommunication Services				13,663,125

	Health Care Equipment & Supplies – 3.0%

3,500	Convatec Finance International SA, 144A	8.250%	1/15/19	B–	3,543,750

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,681,813

14,500	Kinetic Concepts	12.500%	11/01/19	CCC+	15,841,250

6,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	6,890,000

2,000	Tenet Healthcare Corporation	8.125%	4/01/22	B3	2,205,000
30,825	Total Health Care Equipment & Supplies				33,161,813

Nuveen Investments	33

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 1.3%

$1,500	Community Health Systems, Inc.	5.125%	8/01/21	BB	$1,545,000

2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,565,000

4,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,680,000

2,000	Omnicare, Inc.	5.000%	12/01/24	BBB–	2,090,000

3,619	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	3,799,950
14,019	Total Health Care Providers & Services				14,679,950

	Hotels, Restaurants & Leisure – 0.3%

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,378,750

	Household Products – 0.1%

1,250	Sprectum Brands Inc.	6.625%	11/15/22	BB–	1,337,500

	Machinery – 0.1%

1,530	Xerium Technologies	8.875%	6/15/18	B	1,579,725

	Media – 3.2%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	1,045,000

3,000	Cequel Communications Holding I LLC Capital	6.375%	9/15/20	B–	3,161,250

2,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CCC–	1,700,000

7,091	Clear Channel Communications, Inc.	9.000%	12/15/19	CCC+	7,020,090

17,367	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	13,807,086

2,250	Clear Channel Communications, Inc.	9.000%	3/01/21	CCC+	2,154,375

6,500	Dish DBS Corporation	5.875%	11/15/24	BB–	6,508,125

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	511,250
39,708	Total Media				35,907,176

	Oil, Gas & Consumable Fuels – 0.1%

2,000	Chaparral Energy Inc.	7.625%	11/15/22	B–	1,340,000

	Pharmaceuticals – 0.6%

1,750	Endo Finance LLC, 144A	7.250%	1/15/22	B+	1,857,188

3,450	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B2	3,825,188

1,000	VPII Escrow Corporation, 144A	7.500%	7/15/21	B1	1,081,560
6,200	Total Pharmaceuticals				6,763,936

	Real Estate Investment Trust – 0.1%

1,500	Istar Financial Inc.	4.000%	11/01/17	BB–	1,481,250

	Semiconductors & Semiconductor Equipment – 0.7%

2,200	Advanced Micro Devices, Inc.	7.750%	8/01/20	B	2,101,000

1,916	Advanced Micro Devices, Inc.	7.500%	8/15/22	B	1,834,570

4,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	3,450,000
8,116	Total Semiconductors & Semiconductor Equipment				7,385,570

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Software – 0.7%

$1,250	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	$1,143,750

1,000	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	825,000

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	6,001,875
7,750	Total Software				7,970,625

	Trading Companies & Distributors – 0.3%

2,500	HD Supply Inc.	11.500%	7/15/20	CCC+	2,890,625

	Wireless Telecommunication Services – 1.1%

8,000	Sprint Corporation	7.875%	9/15/23	B+	8,160,000

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,820,000

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	289,438

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,307,812

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	289,437

850	UPCB Finance Limited, 144A	6.625%	7/01/20	BB	887,187
12,400	Total Wireless Telecommunication Services				12,753,874
$154,745	Total Corporate Bonds (cost $158,850,849)				153,659,959

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 79.4% (3)

	Aerospace & Defense – 0.8%

$2,843	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$2,869,516

1,713	Sequa Corporation, Term Loan B	5.250%	6/19/17	B–	1,602,261

4,466	Transdigm, Inc., Tranche D, Term Loan	3.750%	6/04/21	Ba3	4,465,321
9,022	Total Aerospace & Defense				8,937,098

	Airlines – 2.5%

3,000	American Airlines, Inc., Term Loan B, First Lien	4.250%	10/08/21	BB	3,024,999

9,847	American Airlines, Inc., Term Loan	3.750%	6/27/19	BB	9,861,420

2,107	Delta Air Lines, Inc., Term Loan B1	3.250%	10/18/18	BBB–	2,108,790

3,269	Delta Air Lines, Inc., Term Loan B2	2.427%	4/18/16	BBB–	3,271,778

4,949	Delta Air Lines, Inc., Term Loan B	3.250%	4/20/17	BBB–	4,953,985

4,703	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB	4,697,464
27,875	Total Airlines				27,918,436

	Auto Components – 0.4%

1,975	Allison Transmission, Inc., Term Loan B3	3.500%	8/23/19	BB+	1,978,292

2,905	American Tire Distributors, Inc., Term Loan, First Lien, DD1	4.250%	10/01/21	B2	2,921,220
4,880	Total Auto Components				4,899,512

	Automobiles – 1.1%

3,968	Chrysler Group LLC, Tranche B, Term Loan, DD1	3.250%	12/31/18	BB+	3,966,693

5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,541,499

Nuveen Investments	35

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Automobiles (continued)

$2,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	$2,488,542
12,036	Total Automobiles				11,996,734

	Biotechnology – 0.2%

1,990	Sterigenics International, Inc., Initial Term Loan, First Lien	4.500%	8/06/21	B	1,991,244

	Building Products – 1.1%

5,622	Gates Global LLC, Term Loan	4.250%	7/03/21	B+	5,607,257

993	Hillman Group, Inc., Term Loan	4.500%	6/30/21	B1	1,001,184

2,363	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	B+	2,364,841

3,537	Quikrete Holdings, Inc., Term Loan, Second Lien	7.000%	3/26/21	B–	3,561,158
12,515	Total Building Products				12,534,440

	Capital Markets – 0.2%

1,724	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,732,369

	Chemicals – 1.7%

2,062	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,053,733

372	Ineos US Finance LLC, Term Loan B, First Lien, WI/DD	TBD	TBD	BB–	372,409

8,240	Mineral Technologies, Inc., Term Loan B, First Lien	4.000%	5/07/21	BB	8,294,549

8,900	Univar, Inc., Term Loan	5.000%	6/30/17	B+	8,901,586
19,574	Total Chemicals				19,622,277

	Commercial Services & Supplies – 1.8%

290	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	268,075

483	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	394,868

4,817	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	4,588,253

417	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	391,667

9,925	Millennium Laboratories, Inc., Tranche B, Term Loan	5.250%	4/16/21	B+	10,015,982

5,000	Waste Industries USA, Inc., Initial Term Loan B, First Lien	4.250%	2/27/20	BB–	5,021,875
20,932	Total Commercial Services & Supplies				20,680,720

	Communications Equipment – 1.8%

4,514	Avaya, Inc., Term Loan B3	4.676%	10/26/17	B1	4,454,294

11,315	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	11,304,642

1,479	Ciena Corporation, Term Loan B, First Lien	3.750%	7/15/19	Ba2	1,480,633

3,000	Riverbed Technology, Inc., Term Loan B, First Lien, WI/DD	TBD	TBD	B1	3,029,463
20,308	Total Communications Equipment				20,269,032

	Construction & Engineering – 0.2%

2,234	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BB+	2,255,130

	Construction Materials – 0.2%

2,750	Headwaters Incorporated, Term Loan B, First Lien, WI/DD	TBD	TBD	BB–	2,765,469

	Consumer Finance – 0.2%

2,487	First Data Corporation, Second New Dollar, Term Loan	3.674%	3/24/17	BB–	2,488,813

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Containers & Packaging – 0.6%

$6,517	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	$6,578,517

	Diversified Consumer Services – 5.4%

15,181	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	15,262,790

1,766	Harland Clarke Holdings Corporation, Extended Term Loan	5.525%	6/30/17	B+	1,769,916

5,818	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	B+	5,857,238

1,938	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	B+	1,947,188

17,427	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	17,468,861

2,038	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	1,925,600

7,501	New Albertson’s, Inc., Term Loan	4.750%	6/24/21	Ba3	7,528,897

8,285	ServiceMaster Company, Term Loan, DD1	4.250%	7/01/21	B+	8,307,832
59,954	Total Diversified Consumer Services				60,068,322

	Diversified Financial Services – 0.5%

2,797	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B+	2,056,139

1,118	Home Loan Servicing Solutions, Ltd., Term Loan B	4.500%	6/26/20	B+	1,095,834

2,653	RCS Capital, Term Loan	6.500%	4/29/19	B	2,646,334
6,568	Total Diversified Financial Services				5,798,307

	Diversified Telecommunication Services – 2.5%

2,443	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	2,443,620

1,975	Greeneden U.S. Holdings II LLC, Series 2, Term Loan	4.500%	11/13/20	B	1,984,446

7,000	Level 3 Financing, Inc., Term Loan B, First Lien	4.500%	1/31/22	BB	7,045,626

988	SBA Communication, Incremental Term Loan, Tranche B1	3.250%	3/24/21	BB	983,734

1,737	TelX Group, Inc., Initial Term Loan, First Lien	4.500%	4/09/20	B1	1,731,809

1,000	TelX Group, Inc., Initial Term Loan, Second Lien	7.500%	4/09/21	CCC	988,750

4,442	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	Ba3	4,455,074

3,328	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	3,310,406

2,145	Ziggo N.V., Term Loan B2	3.500%	1/15/22	BB–	2,133,288

3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.500%	1/15/22	BB–	3,508,497
28,585	Total Diversified Telecommunication Services				28,585,250

	Electric Utilities – 0.7%

2,030	EFS Cogen Holdings LLC, Term Loan B	3.750%	12/17/20	BB+	2,034,510

5,250	Energy Future Intermediate Holding Company, Term Loan	4.250%	6/19/16	BB	5,278,439
7,280	Total Electric Utilities				7,312,949

	Energy Equipment & Services – 0.6%

4,868	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B+	3,728,836

664	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	621,213

1,449	Pacific Drilling S.A., Term Loan B	4.500%	6/03/18	B+	1,207,419

1,598	Vantage Drilling Company, Term Loan B	5.750%	3/28/19	B–	914,666
8,579	Total Energy Equipment & Services				6,472,134

Nuveen Investments	37

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Food & Staples Retailing – 4.9%

$2,481	Albertson’s LLC, Term Loan B2	5.375%	3/21/19	BB–	$2,499,506

1,000	Albertson’s LLC, Term Loan B3	5.000%	8/25/19	BB–	1,007,578

34,632	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	34,958,881

1,726	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,729,014

1,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,501,875

1,980	Del Monte Foods Company, Term Loan, First Lien	4.250%	2/18/21	B	1,887,599

3,750	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B+	3,785,936

1,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	1,505,859

6,387	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	6,414,834
54,956	Total Food & Staples Retailing				55,291,082

	Food Products – 4.7%

6,044	H.J Heinz Company, Term Loan B2	3.250%	6/05/20	BB+	6,055,770

2,481	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	2,489,686

7,000	Jacobs Douwe Egberts, Term Loan B	3.500%	7/23/21	BB	6,986,875

4,368	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	4,356,372

483	Pinnacle Foods Finance LLC, Term Loan H	3.000%	4/29/20	BB+	481,308

30,389	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	30,429,815

1,816	Wilton Products, Inc., Tranche B, Term Loan	7.549%	8/30/18	B–	1,740,979
52,581	Total Food Products				52,540,805

	Health Care Equipment & Supplies – 2.0%

3,571	Ardent Medical Services, Inc., Term Loan, Second Lien	11.000%	1/02/19	CCC+	3,593,750

1,394	Biomet, Inc., Term Loan B2	3.674%	7/25/17	BB–	1,394,360

7,638	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	7,667,908

4,368	Kinetic Concepts, Inc., Incremental Term Loan E2	4.000%	11/04/16	BB–	4,369,791

3,042	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,056,698

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/07/19	B–	1,947,718

691	United Surgical Partners International, Inc., Incremental Term Loan	4.750%	4/03/19	B1	692,762
22,649	Total Health Care Equipment & Supplies				22,722,987

	Health Care Providers & Services – 4.7%

1,995	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	2,017,444

5,558	Amsurg Corporation, Term Loan	3.750%	7/16/21	Ba2	5,578,842

100	BioScrip, Inc., Delayed Draw, Term Loan	6.500%	7/31/20	B1	99,262

166	BioScrip, Inc., Initial Term Loan B	6.500%	7/31/20	B1	165,437

3,703	Community Health Systems, Inc., Term Loan D	4.250%	1/27/21	BB	3,725,499

8,793	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	8,910,229

5,075	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	5,099,873

3,000	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	2,902,500

2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC+	1,993,750

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Health Care Providers & Services (continued)

$5,921	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	$5,941,379

1,975	One Call Care Management, Inc., Term Loan B	5.000%	11/27/20	B1	1,979,232

1,000	Surgical Care Affiliates LLC, Term Loan B, First Lien	4.250%	3/17/22	B+	1,000,625

2,723	Truven Health Analytics, Inc., Term Loan B	4.500%	6/06/19	B1	2,723,520

7,072	U.S. Renal Care, Inc., Term Loan, First Lien	4.250%	7/03/19	Ba3	7,091,837

2,961	U.S. Renal Care, Inc.. Incremental Term Loan, Tranche B1, Second Lien	8.500%	1/03/20	CCC+	2,997,685
52,042	Total Health Care Providers & Services				52,227,114

	Health Care Technology – 0.4%

4,660	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	4,685,627

	Hotels, Restaurants & Leisure – 3.3%

2,716	Arby’s Restaurant Group, Inc., Term Loan B	4.750%	11/15/20	B	2,727,929

3,130	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	3,138,811

12,004	Burger King Corporation, Term Loan B, First Lien	4.500%	12/10/21	B+	12,138,105

706	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	B+	708,633

5,683	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	5,712,501

2,394	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	B+	2,418,164

2,223	Intrawest Resorts Holdings, Inc., Initial Term Loan	5.500%	12/09/20	B+	2,241,874

2,451	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,446,768

5,985	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	6,006,612
37,292	Total Hotels, Restaurants & Leisure				37,539,397

	Household Products – 0.3%

2,909	Revlon Consumer Products Corporation, Term Loan	4.000%	10/08/19	Ba2	2,912,410

	Indepenent Power & Renewable Electricity Producers – 0.4%

980	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	BB	983,061

978	Calpine Corporation, Term Loan B1	4.000%	4/01/18	BB	982,354

1,967	Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	BB	1,968,706
3,925	Total Independent Power & Renewable Electrcity Producers				3,934,121

	Industrial Conglomerates – 0.2%

1,838	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,792,943

	Insurance – 0.6%

733	Alliant Holdings I LLC, Incremental Term Loan	5.000%	12/23/19	B+	733,574

5,678	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	B1	5,640,463

494	USI Holdings Corporation, Initial Term Loan	4.250%	12/27/19	B1	491,266
6,905	Total Insurance				6,865,303

	Internet & Catalog Retail – 0.8%

8,481	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	8,569,243

	Internet Software & Services – 1.5%

1,970	Sabre Inc., Term Loan B2	4.500%	2/19/19	Ba3	1,974,679

Nuveen Investments	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Internet Software & Services (continued)

$63	Sabre Inc., Term Loan C	4.000%	2/19/18	Ba3	$62,562

5,222	Sabre Inc., Term Loan	4.000%	2/18/19	Ba3	5,233,461

9,217	Tibco Software, Inc., Term Loan B, DD1	6.500%	12/04/20	B1	9,232,455
16,472	Total Internet Software & Services				16,503,157

	IT Services – 0.5%

3,505	EIG Investors Corp., Term Loan	5.000%	11/09/19	B	3,525,068

81	VFH Parent LLC, New Term Loan	5.750%	11/08/19	N/R	80,593

1,591	Zayo Group LLC, Term Loan B	4.000%	7/02/19	Ba3	1,595,435
5,177	Total IT Services				5,201,096

	Leisure Products – 0.9%

3,019	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	3,014,727

2,627	Bombardier Recreational Products, Inc., Term Loan	4.000%	1/30/19	BB–	2,627,689

1,080	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,086,662

2,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	2,017,500

1,535	Planet Fitness Holdings LLC, Term Loan	4.500%	3/31/21	B+	1,539,058
10,261	Total Leisure Products				10,285,636

	Machinery – 1.2%

447	Doosan Infracore International, Inc., Term Loan	4.500%	5/27/21	BB–	452,602

4,671	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,678,813

4,000	SIG Combibloc, Term Loan, First Lien	5.250%	3/03/22	B+	4,044,376

1,646	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B1	1,589,530

3,034	Xerium Technologies, Inc., Initial Term Loan	5.750%	5/17/19	BB–	3,071,839
13,798	Total Machinery				13,837,160

	Media – 11.1%

2,850	Acosta, Inc., Term Loan	5.000%	9/26/21	B1	2,877,503

1,990	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/25/21	B1	1,991,777

1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,454,712

3,995	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	B3	3,515,685

2,289	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	2,176,170

875	AMC Entertainment, Inc., Initial Term Loan	3.500%	4/30/20	BB	875,322

2,481	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B+	2,177,297

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	CCC+	797,500

386	Charter Communications Operating Holdings LLC, Term Loan F	3.000%	1/03/21	Baa3	385,096

4,000	Charter Communications Operating Holdings LLC, Term Loan G	4.250%	9/10/21	Baa3	4,037,188

23,749	Clear Channel Communications, Inc., Tranche D, Term Loan	6.928%	1/30/19	CCC+	22,644,832

1,350	Clear Channel Communications, Inc.,Term Loan E	7.678%	7/30/19	CCC+	1,305,112

21,268	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B+	20,937,890

1,707	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,719,105

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Media (continued)

$2,798	EMI Music Publishing LLC, Term Loan B	3.750%	6/29/18	BB–	$2,798,806

890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	890,745

1,985	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,972,098

4,714	Interactive Data Corporation, Term Loan B	4.750%	5/02/21	B+	4,743,104

1,500	Lions Gate Entertainment Corporation, Term Loan B, Second Lien, WI/DD	TBD	TBD	BB–	1,515,000

3,148	McGraw-Hill Education Holdings LLC, Refinancing Term Loan	5.750%	3/22/19	B+	3,179,623

1,481	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	1,487,268

3,723	Media General, Inc., Delayed Draw, Term Loan	4.250%	7/31/20	BB+	3,741,881

3,000	Metro-Goldwyn-Mayer Studios, Inc., Term Loan, Second Lien	5.125%	6/26/20	Ba3	3,000,000

3,744	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	Ba3	3,759,605

3,239	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	Ba3	3,252,571

3,869	Springer Science & Business Media, Inc., Term Loan B9, First Lien, WI/DD	TBD	TBD	B2	3,868,863

19,426	Tribune Company, Term Loan B	4.000%	12/27/20	BB+	19,467,567

4,144	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B+	4,052,630
127,051	Total Media				124,624,950

	Multiline Retail – 1.1%

8,000	Dollar Tree, Inc., Initial Term Loan B, First Lien	4.250%	3/09/22	BB+	8,093,752

1,300	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	11/04/20	BB	1,304,976

3,483	J.C. Penney Corporation, Inc., Term Loan	5.000%	6/20/19	B	3,440,421
12,783	Total Multiline Retail				12,839,149

	Oil, Gas & Consumable Fuels – 1.7%

2,772	Citgo Petroleum Corporation, Term Loan B	4.500%	7/29/21	B+	2,745,224

1,638	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	1,552,750

6,692	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	5,556,872

4,798	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B2	3,531,069

5,083	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	BB–	4,052,633

1,271	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	B2	1,210,517

563	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	560,395
22,817	Total Oil, Gas & Consumable Fuels				19,209,460

	Pharmaceuticals – 3.1%

197	Generic Drug Holdings, Inc., Term Loan B	5.000%	8/16/20	B	196,097

1,032	Par Pharmaceutical Companies, Inc., Term Loan B2	4.000%	9/30/19	B1	1,032,211

179	Par Pharmaceutical Companies, Inc., Term Loan B3	4.250%	9/30/19	B1	179,534

1,489	Patheon, Inc., Term Loan B	4.250%	3/11/21	B	1,484,098

3,042	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.000%	12/01/18	Ba2	3,046,051

4,818	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	B1	4,827,139

2,444	Prestige Brands, Inc., Term Loan B, First Lien	4.500%	9/03/21	BB	2,457,278

4,840	Salix Pharmaceuticals, LTD., Term Loan	4.250%	1/02/20	Ba1	4,845,305

Nuveen Investments	41

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Pharmaceuticals (continued)

$5,161	Valeant Pharmaceuticals International, Inc., Delayed Draw, Term Loan F, WI/DD	TBD	TBD	Ba1	$5,191,284

5,209	Valeant Pharmaceuticals International, Inc., Term Loan E	3.500%	8/05/20	Ba1	5,213,901

6,739	Valeant Pharmaceuticals International, Inc., Term Loan F, WI/DD	TBD	TBD	Ba1	6,777,510

85	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan D2	3.500%	2/13/19	Ba1	84,912
35,235	Total Pharmaceuticals				35,335,320

	Professional Services – 0.2%

1,923	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,906,009

184	CHG Healthcare, Term Loan, Second Lien	9.000%	11/19/20	CCC+	184,535
2,107	Total Professional Services				2,090,544

	Real Estate Investment Trust – 0.9%

2,537	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	2,600,436

1,470	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,470,876

1,960	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,944,075

3,885	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	B+	3,577,764
9,852	Total Real Estate Investment Trust				9,593,151

	Real Estate Management & Development – 0.8%

4,654	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	4,743,778

4,759	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	4,781,901
9,413	Total Real Estate Management & Development				9,525,679

	Semiconductors & Semiconductor Equipment – 2.5%

10,364	Avago Technologies, Term Loan B	3.750%	5/06/21	BBB–	10,398,703

9,613	Freescale Semiconductor, Inc., Term Loan, Tranche B4	4.250%	2/28/20	B1	9,645,977

7,410	Freescale Semiconductor, Inc., Term Loan, Tranche B5	5.000%	1/15/21	B1	7,458,787

291	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	290,610
27,678	Total Semiconductors & Semiconductor Equipment				27,794,077

	Software – 4.5%

4,938	Applied Systems, Inc., Initial Term Loan, First Lien	4.286%	1/25/21	B+	4,945,523

2,000	Applied Systems, Inc., Initial Term Loan, Second Lien	7.500%	1/24/22	CCC+	1,999,500

922	Aspect Software, Inc., Term Loan B	7.250%	5/07/16	B1	921,875

2,090	Blackboard, Inc., Term Loan B3, DD1	4.750%	10/04/18	B+	2,092,176

7,167	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	7,028,428

6,983	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	6,784,665

3,862	Datatel Parent Corp, Term Loan B1	4.000%	7/19/18	BB–	3,864,925

2,435	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,442,282

7,591	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	Ba3	7,534,817

1,200	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,195,250

706	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	707,793

5,162	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	5,178,643

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (3)	Maturity (4)	Ratings (2)	Value

	Software (continued)

$5,482	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	$5,553,076
50,538	Total Software				50,248,953

	Specialty Retail – 0.6%

1,990	Kate Spade & Company, Initial Term Loan	4.000%	4/09/21	B+	1,991,244

492	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba3	492,921

2,700	Petsmart Inc., Term Loan B, First Lien	5.000%	3/11/22	BB–	2,723,012

1,990	Pilot Travel Centers LLC, Term Loan B, First Lien	4.250%	9/30/21	BB	2,009,900
7,172	Total Specialty Retail				7,217,077

	Technology, Hardware, Storage & Peripherals – 2.0%

12,833	Dell, Inc., Term Loan B	4.500%	4/29/20	BBB	12,927,124

9,019	Dell, Inc., Term Loan C	3.750%	10/29/18	BBB	9,051,820
21,852	Total Technology, Hardware, Storage & Peripherals				21,978,944

	Textiles, Apparel & Luxury Goods – 0.4%

4,938	Polymer Group, Inc., Initial Term Loan	5.250%	12/19/19	B2	4,960,129

	Trading Companies & Distributors – 0.7%

8,127	HD Supply, Inc., Term Loan	4.000%	6/28/18	B+	8,151,714

	Transportation Infrastructure – 0.3%

167	Ceva Group PLC, Canadian Term Loan, DD1	6.500%	3/19/21	B2	156,802

968	Ceva Group PLC, Dutch B.V., Term Loan, DD1	6.500%	3/19/21	B2	909,452

928	Ceva Group PLC, Synthetic Letter of Credit Term Loan, DD1	6.325%	3/19/21	B2	871,100

1,336	Ceva Group PLC, US Term Loan, DD1	6.500%	3/19/21	B2	1,254,416
3,399	Total Transportation Infrastructure				3,191,770

	Wireless Telecommunication Services – 0.6%

4,915	Fairpoint Communications, Inc., Term Loan B	7.500%	2/11/19	B	5,001,655

1,499	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB–	1,492,501
6,414	Total Wireless Telecommunication Services				6,494,156
$899,132	Total Variable Rate Senior Loan Interests (cost $894,346,933)				891,069,907
	Total Long-Term Investments (cost $1,056,160,929)				1,047,130,373

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 7.8%

	REPURCHASE AGREEMENTS – 7.8%

$87,586	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $87,585,503, collateralized by: $24,325,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $25,298,000 and $63,095,000 U.S. Treasury Notes, 1.625%, due 12/31/19, value $64,041,425	0.000%	4/01/15		$87,585,503
	Total Short-Term Investments (cost $87,585,503)				87,585,503
	Total Investments (cost $1,143,746,432) – 101.1%				1,134,715,876
	Other Assets Less Liabilities – (1.1)%				(12,806,961)
	Net Assets – 100%				$1,121,908,915

Nuveen Investments	43

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(4)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

DD1	Portion of investment purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

44	Nuveen Investments

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	LONG-TERM INVESTMENTS – 94.5%

	CORPORATE BONDS – 92.6%

	Airlines – 0.9%

$150	American Airlines Group Inc., 144A	4.625%	3/01/20	B+	$146,906

	Building Products – 1.9%

150	Masonite International Corporation, 144A	5.625%	3/15/23	BB–	153,750

150	USG Corporation, 144A	5.500%	3/01/25	BB	153,000
300	Total Building Products				306,750

	Chemicals – 1.0%

150	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	156,750

	Commercial Services & Supplies – 3.0%

500	Cenveo Corporation, 144A	6.000%	8/01/19	B	468,750

	Communications Equipment – 3.6%

150	Avaya Inc., 144A	10.500%	3/01/21	CCC+	127,500

450	CommScope Inc., 144A	5.500%	6/15/24	BB–	450,000
600	Total Communications Equipment				577,500

	Construction & Engineering – 0.8%

125	Shea Homes LP, 144A	5.875%	4/01/23	B+	127,188

	Construction Materials – 2.5%

250	Gates Global LLC, 144A	6.000%	7/15/22	B	235,938

150	Vulcan Materials Company	4.500%	4/01/25	BB+	152,250
400	Total Construction Materials				388,188

	Containers & Packaging – 1.6%

250	Cascades Inc., 144A	5.500%	7/15/22	Ba3	253,750

	Diversified Consumer Services – 1.3%

200	Harland Clarke Holdings, 144A	6.875%	3/01/20	B+	203,500

	Diversified Financial Services – 1.0%

150	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	155,438

	Diversified Telecommunication Services – 3.2%

300	IntelSat Limited	8.125%	6/01/23	CCC+	276,000

250	Windstream Corporation	7.500%	4/01/23	BB	238,750
550	Total Diversified Telecommunication Services				514,750

	Energy Equipment & Services – 2.9%

800	Offshore Group Investment Limited	7.125%	4/01/23	B–	454,000

Nuveen Investments	45

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Food & Staples Retailing – 1.0%

$150	Rite Aid Corporation, 144A, WI/DD	6.125%	4/01/23	B	$153,750

	Food Products – 2.0%

150	Pilgrim’s Pride Corporation, 144A	5.750%	3/15/25	BB	153,375

150	WhiteWave Foods Company	5.375%	10/01/22	BB–	161,250
300	Total Food Products				314,625

	Health Care Providers & Services – 3.9%

150	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	151,125

250	Truven Health Analtyics Inc.	10.625%	6/01/20	CCC+	262,500

200	Wellcare Health Plans Inc.	5.750%	11/15/20	BB	210,000
600	Total Health Care Providers & Services				623,625

	Hotels, Restaurants & Leisure – 0.9%

150	Scientific Games Corporation, 144A	10.000%	12/01/22	B	140,250

	Internet & Catalog Retail – 0.6%

100	Netflix Incorporated, 144A	5.500%	2/15/22	B+	102,250

	IT Services – 1.0%

150	CDW LLC Finance	5.000%	9/01/23	B+	152,250

	Machinery – 1.6%

250	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	255,000

	Marine – 2.3%

250	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	261,250

100	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	100,500
350	Total Marine				361,750

	Media – 13.4%

350	CCOH Safari LLC	5.750%	12/01/24	BB–	360,500

419	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	333,425

500	Dish DBS Corporation	5.000%	3/15/23	BB–	486,150

250	Media General Financing Sub Inc., 144A	5.875%	11/15/22	B+	255,000

380	Numericable Group SA, 144A	6.250%	5/15/24	Ba3	384,750

150	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	150,750

150	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB–	153,000
2,199	Total Media				2,123,575

	Multiline Retail – 1.0%

150	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	157,875

	Oil, Gas & Consumable Fuels – 13.5%

500	Chaparral Energy Inc.	8.250%	9/01/21	B–	345,000

300	Clayton Williams Energy Inc.	7.750%	4/01/19	B–	279,000

250	Crestwood Midstream Partners LP	6.125%	3/01/22	BB	251,875

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Oil, Gas & Consumable Fuels (continued)

$500	EnQuest PLC, 144A	7.000%	4/15/22	B	$355,000

300	Halcon Resources Corporation.	9.250%	2/15/22	CCC+	207,000

250	Legacy Reserves LP Finance Corporation	6.625%	12/01/21	B	197,500

390	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	356,850

150	Sabine Pass Liquefaction LLC, 144A	5.625%	3/01/25	BB+	148,313
2,640	Total Oil, Gas & Consumable Fuels				2,140,538

	Pharmaceuticals – 5.0%

500	Salix Pharmaceuticals Limited, 144A	6.000%	1/15/21	B2	554,375

190	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	194,750

40	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	41,400
730	Total Pharmaceuticals				790,525

	Professional Services – 2.5%

250	IHS Inc., 144A	5.000%	11/01/22	BBB	251,100

150	Nielsen Finance LLC Co	5.000%	4/15/22	BB+	150,938
400	Total Professional Services				402,038

	Real Estate Investment Trust – 0.9%

150	Istar Financial Inc.	5.000%	7/01/19	BB–	150,000

	Road & Rail – 0.9%

150	Avis Budget Car Rental, 144A	5.250%	3/15/25	BB–	149,250

	Semiconductors & Semiconductor Equipment – 0.8%

150	Advanced Micro Devices, Inc.	7.000%	7/01/24	B	129,375

	Software – 4.2%

200	Audatex North America Inc., 144A	6.125%	11/01/23	BB–	211,500

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	457,500
700	Total Software				669,000

	Specialty Retail – 0.9%

150	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	145,500

	Trading Companies & Distributors – 0.6%

100	United Rentals North America Inc.	5.500%	7/15/25	BB–	101,875

	Transportation Infrastructure – 2.3%

375	CEVA Group PLC, 144A	7.000%	3/01/21	B2	363,750

	Wireless Telecommunication Services – 9.6%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	206,000

350	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	369,250

500	Sprint Corporation	7.125%	6/15/24	B+	487,500

200	T-Mobile USA Inc.	6.375%	3/01/25	BB	206,380

Nuveen Investments	47

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services (continued)

$250	UPCB Finance Limited, 144A, WI/DD	5.375%	1/15/25	Ba3	$249,999
1,500	Total Wireless Telecommunication Services				1,519,129
$15,619	Total Corporate Bonds (cost $15,477,523)				14,699,400

Principal Amount (000)	Description (1)	Coupon (2)	Maturity (3)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 1.9% (2)

	Internet & Catalog Retail – 1.0%

$150	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B2	$151,556

	Internet Software & Services – 0.9%

150	Tibco Software, Inc., Term Loan B, WI/DD	TBD	TBD	B1	150,256
$300	Total Variable Rate Senior Loan Interests (cost $301,875)				301,812
	Total Long-Term Investments (cost $15,779,398)				15,001,212

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.8%

	REPURCHASE AGREEMENTS – 4.8%

$764	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/15, repurchase price $763,958, collateralized by $770,000 U.S. Treasury Notes, 1.625%, due 8/31/19, value $781,550	0.000%	4/01/15		$763,958
	Total Short-Term Investments (cost $763,958)				763,958
	Total Investments (cost $16,543,356) – 99.3%				15,765,170
	Other Assets Less Liabilities – 0.7%				112,705
	Net Assets – 100%				$15,877,875

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(3)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Assets and Liabilities	March 31, 2015 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $1,025,639,642 $1,056,160,929 and $15,779,398, respectively)	$990,714,562	$1,047,130,373	$15,001,212
Short-term investments, at value (cost approximates value)	21,178,440	87,585,503	763,958
Cash	60,191	1,249,287	—
Credit default swaps premiums paid	339,572	—	—
Receivable for:
Interest	20,099,224	11,694,500	253,600
Investments sold	10,624,729	6,016,903	414,729
Reimbursement from Adviser	—	—	2,966
Shares sold	2,000,175	3,415,392	53,667
Other assets	133,955	168,034	33,311
Total assets	1,045,150,848	1,157,259,992	16,523,443
Liabilities
Unrealized depreciation on credit default swaps	70,832	—	—
Payable for:
Dividends	787,842	167,547	47,359
Investments purchased	13,677,241	30,005,771	550,188
Shares redeemed	5,679,469	4,328,146	10,410
Accrued expenses:
12b-1 distribution and service fees	172,642	63,158	1,531
Management fees	563,029	549,504	—
Trustees fees	23,237	18,549	99
Other	509,584	218,402	35,981
Total liabilities	21,483,876	35,351,077	645,568
Net assets	$1,023,666,972	$1,121,908,915	$15,877,875
Class A Shares
Net assets	$203,995,913	$140,472,177	$4,536,720
Shares outstanding	9,473,632	6,830,925	255,815
Net asset value (“NAV”) per share	$21.53	$20.56	$17.73
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$22.60	$21.20	$18.61
Class C Shares
Net assets	$147,633,759	$41,591,460	$682,509
Shares outstanding	6,866,365	2,023,314	38,600
NAV and offering price per share	$21.50	$20.56	$17.68
Class R6 Shares(1)
Net assets	$9,648,568	$25,234	$—
Shares outstanding	447,810	1,227	—
NAV and offering price per share	$21.55	$20.57	$—
Class I Shares
Net assets	$662,388,732	$939,820,044	$10,658,646
Shares outstanding	30,753,325	45,679,748	600,776
NAV and offering price per share	$21.54	$20.57	$17.74
Net assets consist of:
Capital paid-in	$1,069,613,864	$1,135,491,706	$17,170,592
Undistributed (Over-distribution of) net investment income	(479,889)	627,853	(177,204)
Accumulated net realized gain (loss)	(10,471,091)	(5,180,088)	(337,327)
Net unrealized appreciation (depreciation)	(34,995,912)	(9,030,556)	(778,186)
Net assets	$1,023,666,972	$1,121,908,915	$15,877,875
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	– Class R6 Shares for Symphony Credit Opportunities and Symphony Floating Rate Income were established and commenced operations on October 1, 2014 and January 28, 2015, respectively.

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Operations	Six Months Ended March 31, 2015 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income (net of foreign tax withheld of $194,738, $ – and $ –, respectively)	$40,173,234	$29,653,083	$607,905
Expenses
Management fees	3,242,592	3,169,528	53,996
12b-1 service fees – Class A Shares	284,354	158,395	6,620
12b-1 distribution and service fees – Class C Shares	802,847	202,043	3,038
Custodian fees	110,246	181,832	4,192
Trustees fees	16,034	16,249	84
Professional fees	55,590	35,045	17,018
Shareholder reporting expenses	159,222	33,708	7,722
Shareholder servicing agent fees	533,275	101,309	1,347
Federal and state registration fees	63,540	48,108	32,129
Other	226,195	171,879	4,718
Total expenses before fee waiver/expense reimbursement	5,493,895	4,118,096	130,864
Fee waiver/expense reimbursement	—	—	(49,619)
Net expenses	5,493,895	4,118,096	81,245
Net investment income (loss)	34,679,339	25,534,987	526,660
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(10,108,358)	(4,355,395)	(325,687)
Swaps	(391,305)	—	—
Change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(25,801,981)	(1,325,175)	(783,186)
Swaps	(70,832)	—	—
Net realized and unrealized gain (loss)	(36,372,476)	(5,680,570)	(1,108,873)
Net increase (decrease) in net assets from operations	$(1,693,137)	$19,854,417	$(582,213)

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Changes in Net Assets	(Unaudited)

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Six Months Ended 3/31/15	Year Ended 9/30/14	Six Months Ended 3/31/15	Year Ended 9/30/14	Six Months Ended 3/31/15	Year Ended 9/30/14
Operations
Net investment income (loss)	$34,679,339	$59,224,940	$25,534,987	$37,641,630	$526,660	$4,496,300
Net realized gain (loss) from:
Investments and foreign currency	(10,108,358)	6,781,587	(4,355,395)	(495,732)	(325,687)	3,770,391
Swaps	(391,305)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(25,801,981)	(18,901,942)	(1,325,175)	(9,244,654)	(783,186)	(419,283)
Swaps	(70,832)	—	—	—	—	—
Net increase (decrease) in net assets from operations	(1,693,137)	47,104,585	19,854,417	27,901,244	(582,213)	7,847,408
Distributions to Shareholders
From net investment income:
Class A Shares	(6,556,279)	(19,404,530)	(2,969,554)	(5,440,164)	(159,971)	(4,226,298)
Class C Shares	(4,031,308)	(6,856,505)	(765,671)	(1,224,965)	(16,712)	(24,328)
Class R6 Shares(1)	(209,326)	—	(196)	—	—	—
Class I Shares	(21,500,688)	(35,049,034)	(22,611,406)	(29,602,551)	(383,085)	(638,288)
From accumulated net realized gains:
Class A Shares	(1,297,258)	(1,951,603)	—	(81,918)	(605,461)	(205,991)
Class C Shares	(905,042)	(721,617)	—	(23,759)	(86,096)	(564)
Class R6 Shares(1)	(35,571)	—	—	—	—	—
Class I Shares	(4,004,010)	(2,992,094)	—	(343,254)	(1,908,617)	(15,158)
Decrease in net assets from distributions to shareholders	(38,539,482)	(66,975,383)	(26,346,827)	(36,716,611)	(3,159,942)	(5,110,627)
Fund Share Transactions
Proceeds from sale of shares	257,824,539	1,044,409,183	371,165,299	957,068,973	11,703,535	101,739,847
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,257,999	56,463,557	25,624,717	35,701,062	1,376,716	4,692,699
	290,082,538	1,100,872,740	396,790,016	992,770,035	13,080,251	106,432,546
Cost of shares redeemed	(474,896,228)	(505,092,773)	(373,375,453)	(390,659,290)	(17,611,276)	(123,594,020)
Net increase (decrease) in net assets from Fund share transactions	(184,813,690)	595,779,967	23,414,563	602,110,745	(4,531,025)	(17,161,474)
Net increase (decrease) in net assets	(225,046,309)	575,909,169	16,922,153	593,295,378	(8,273,180)	(14,424,693)
Net assets at the beginning of period	1,248,713,281	672,804,112	1,104,986,762	511,691,384	24,151,055	38,575,748
Net assets at the end of period	$1,023,666,972	$1,248,713,281	$1,121,908,915	$1,104,986,762	$15,877,875	$24,151,055
Undistributed (Over-distribution of) net investment income at the end of period	$(479,889)	$(2,861,627)	$627,853	$1,439,693	$(177,204)	$(144,096)

(1)	– Class R6 Shares for Symphony Credit Opportunities and Symphony Floating Rate Income were established and commenced operations on October 1, 2014 and January 28, 2015, respectively.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial

Highlights (Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2015(f)	$22.19	$0.67	$(0.59)	$0.08	$(0.62)	$(0.12)	$(0.74)	$21.53
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	0.40	(1.27)	(0.10)	(1.37)	19.45
2010(e)	20.00	0.45	0.43	0.88	(0.46)	—	(0.46)	20.42
Class C (4/10)
2015(f)	22.16	0.59	(0.59)	—	(0.54)	(0.12)	(0.66)	21.50
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	0.24	(1.12)	(0.10)	(1.22)	19.42
2010(e)	20.00	0.38	0.43	0.81	(0.41)	—	(0.41)	20.40
Class R6 (10/14)
2015(g)	22.22	0.70	(0.60)	0.10	(0.65)	(0.12)	(0.77)	21.55
Class I (4/10)
2015(f)	22.20	0.70	(0.59)	0.11	(0.65)	(0.12)	(0.77)	21.54
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	0.45	(1.33)	(0.10)	(1.43)	19.45
2010(e)	20.00	0.47	0.44	0.91	(0.48)	—	(0.48)	20.43

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.43%	$203,996	1.04	%*	6.18	%*	1.04	%*	6.18	%*	23%
5.75	274,366	1.00		5.33		1.00		5.33		54
9.15	246,562	1.03		5.70		1.03		5.70		77
19.72	77,603	1.13		5.99		1.07		6.05		83
1.76	23,883	1.16		6.69		1.08		6.77		137
4.48	4,436	1.74	*	4.65	*	1.09	*	5.31	*	68

0.05	147,634	1.80	*	5.47	*	1.80	*	5.47	*	23
4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83
0.96	11,037	1.91		6.02		1.83		6.10		137
4.12	1,359	2.93	*	3.44	*	1.84	*	4.53	*	68

0.51	9,649	0.71	*	6.53	*	0.71	*	6.53	*	23

0.56	662,389	0.80	*	6.45	*	0.80	*	6.45	*	23
6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77
20.08	136,009	0.88		6.29		0.82		6.34		83
1.97	53,432	0.92		6.85		0.83		6.94		137
4.61	16,385	1.16	*	5.21	*	0.84	*	5.54	*	68

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period April 28, 2010 (commencement of operations) through September 30, 2010.
(f)	For the six months ended March 31, 2015.
(g)	For the period October 1, 2014 (commencement of operations) through March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2015(f)	$20.68	$0.46	$(0.10)	$0.36	$(0.48)	$—	$(0.48)	$20.56
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	0.35	(1.42)	(1.07)	(0.36)	—	(0.36)	18.57
Class C (5/11)
2015(f)	20.66	0.39	(0.10)	0.29	(0.39)	—	(0.39)	20.56
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
2011(e)	20.00	0.29	(1.42)	(1.13)	(0.31)	—	(0.31)	18.56
Class R6 (1/14)
2015(g)	20.38	0.15	0.20	0.35	(0.16)	—	(0.16)	20.57
Class I (5/11)
2015(f)	20.69	0.49	(0.10)	0.39	(0.51)	—	(0.51)	20.57
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	0.37	(1.42)	(1.05)	(0.38)	—	(0.38)	18.57

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.77%	$140,472	0.95	%*	4.54	%*	0.95	%*	4.54	%*	18%
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

1.41	41,591	1.70	*	3.79	*	1.70	*	3.79	*	18
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

1.72	25	0.67	*	4.37	*	0.67	*	4.37	*	18

1.91	939,820	0.69	*	4.78	*	0.69	*	4.78	*	18
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	0.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
(f)	For the six months ended March 31, 2015.
(g)	For the period January 28, 2015 (commencement of operations) through March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2015(f)	$22.05	$0.55	$(1.18)	$(0.63)	$(0.60)	$(3.09)	$(3.69)	$17.73
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2015(f)	21.99	0.48	(1.18)	(0.70)	(0.52)	(3.09)	(3.61)	17.68
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class I (12/12)
2015(f)	22.06	0.59	(1.19)	(0.60)	(0.63)	(3.09)	(3.72)	17.74
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(1.82)%	$4,537	1.65	%*	5.05	%*	1.06	%*	5.63	%*	102%
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

(2.19)	683	2.36	*	4.63	*	1.81	*	5.17	*	102
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

(1.69)	10,659	1.37	*	5.64	*	0.81	*	6.19	*	102
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For the six months ended March 31, 2015.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony Credit Opportunities

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter or listed on an exchange.

Symphony Floating Rate Income

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities including corporate debt securities and U.S. government securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities of any maturity, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange. Under normal market conditions, the average effective duration of the Fund’s portfolio will not be longer than one year.

Symphony High Yield Bond

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” securities or “junk” bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded over-the-counter or listed on an exchange.

58	Nuveen Investments

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio, including the use of interest rate derivatives to convert fixed rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Symphony Credit Opportunities and Symphony Floating Rate Income began offering Class R6 Shares on October 1, 2014, and January 28, 2015, respectively.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$12,749,241	$29,737,758	$550,188

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations. Sub-transfer agent fees are not charged to Class R6 Shares but are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

60	Nuveen Investments

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$4,068,630	$—	$—	***	$4,068,630
$25 Par (or similar) Retail Preferred	1,054,822	—	—		1,054,822
Convertible Bonds	—	4,433,631	—		4,433,631
Corporate Bonds	—	895,016,393	—		895,016,393
Variable Rate Senior Loan Interests	—	86,141,086	—		86,141,086
Short-Term Investments:
Repurchase Agreements	—	21,178,440	—		21,178,440
Investments in Derivatives:
Credit Default Swaps****	—	(70,832)	—		(70,832)
Total	$5,123,452	$1,006,698,718	$—	***	$1,011,822,170

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks	$2,036,115	$—	$—		$2,036,115
$25 Par (or similar) Retail Preferred	364,392	—	—		364,392
Corporate Bonds	—	153,659,959	—		153,659,959
Variable Rate Senior Loan Interests	—	891,069,907	—		891,069,907
Short-Term Investments:
Repurchase Agreements	—	87,585,503	—		87,585,503
Total	$2,400,507	$1,132,315,369	$—		$1,134,715,876

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

Symphony High Yield Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$14,699,400	$—	$14,699,400
Variable Rate Senior Loan Interests	—	301,812	—	301,812
Short-Term Investments:
Repurchase Agreements	—	763,958	—	763,958
Total	$—	$15,765,170	$—	$15,765,170
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of these securities classified as Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

62	Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged to (from) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$21,178,440	$(21,178,440)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	87,585,503	(87,585,503)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	763,958	(763,958)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Investments in swaps cleared through an exchange obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

be offset by the recovery value, if any, of the respective referenced entity. In certain instances, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, Symphony Credit Opportunites invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Symphony Credit Opportunities
Average notional amount of credit default swap contracts outstanding*	$2,166,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Symphony Credit Opportunities as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Symphony Credit Opportunities

Credit	Swaps	—	$—	Unrealized depreciation on credit default swaps**	$(70,832)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps*	Gross Unrealized (Depreciation) on Credit Default Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Symphony Credit Opportunities	Citibank N.A.	$—	$(70,832)	$—	$(70,832)	$70,832	$—
*	Represents gross unrealized appreciation (deprecation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$(391,305)	$(70,832)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

64	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/15		Year Ended 9/30/14
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,313,169	$71,683,531	12,204,830	$278,119,939
Class C	558,014	12,073,205	4,597,941	104,611,847
Class R6	438,882	9,681,380	—	—
Class I	7,599,657	164,386,423	29,034,361	661,677,397
Shares issued to shareholders due to reinvestment of distributions:
Class A	343,381	7,381,752	894,442	20,362,864
Class C	183,225	3,927,658	253,275	5,750,771
Class R6	11,392	244,898	—	—
Class I	962,926	20,703,691	1,334,571	30,349,922
	13,410,646	290,082,538	48,319,420	1,100,872,740
Shares redeemed:
Class A	(6,546,009)	(140,146,772)	(11,777,510)	(268,655,918)
Class C	(1,818,601)	(38,970,366)	(1,059,754)	(24,074,601)
Class R6	(2,464)	(53,302)	—	—
Class I	(13,772,102)	(295,725,788)	(9,346,869)	(212,362,254)
	(22,139,176)	(474,896,228)	(22,184,133)	(505,092,773)
Net increase (decrease)	(8,728,530)	$(184,813,690)	26,135,287	$595,779,967

	Six Months Ended 3/31/15		Year Ended 9/30/14
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,602,739	$53,416,893	7,924,245	$166,141,015
Class C	335,761	6,883,717	1,163,669	24,357,525
Class R6	1,227	25,000	—	—
Class I	15,170,204	310,839,689	36,531,635	766,570,433
Shares issued to shareholders due to reinvestment of distributions:
Class A	138,243	2,834,640	251,328	5,268,605
Class C	34,190	700,838	55,850	1,169,253
Class R6	—	—	—	—
Class I	1,076,575	22,089,239	1,396,035	29,263,204
	19,358,939	396,790,016	47,322,762	992,770,035
Shares redeemed:
Class A	(2,281,275)	(46,745,034)	(6,082,455)	(127,557,648)
Class C	(302,777)	(6,192,447)	(689,326)	(14,418,332)
Class R6	—	—	—	—
Class I	(15,649,849)	(320,437,972)	(11,850,725)	(248,683,310)
	(18,233,901)	(373,375,453)	(18,622,506)	(390,659,290)
Net increase (decrease)	1,125,038	$23,414,563	28,700,256	$602,110,745

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 3/31/15		Year Ended 9/30/14
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	427,179	$8,664,212	3,711,979	$82,326,294
Class C	22,579	400,950	27,593	614,102
Class I	124,618	2,638,373	831,242	18,799,451
Shares issued to shareholders due to reinvestment of distributions:
Class A	43,212	751,516	196,116	4,401,409
Class C	5,229	89,512	897	20,151
Class I	31,020	535,688	12,017	271,139
	653,837	13,080,251	4,779,844	106,432,546
Shares redeemed:
Class A	(624,407)	(12,887,531)	(5,014,421)	(113,180,598)
Class C	(14,190)	(250,211)	(8,653)	(193,770)
Class I	(215,075)	(4,473,534)	(453,221)	(10,219,652)
	(853,672)	(17,611,276)	(5,476,295)	(123,594,020)
Net increase (decrease)	(199,835)	$(4,531,025)	(696,451)	$(17,161,474)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$246,403,512	$183,891,961	$17,477,321
Sales and maturities	403,366,985	193,121,018	23,979,283

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$1,049,676,921	$1,145,489,540	$16,570,644
Gross unrealized:
Appreciation	$18,588,526	$7,885,213	$193,524
Depreciation	(56,372,445)	(18,658,877)	(998,998)
Net unrealized appreciation (depreciation) of investments	$(37,783,919)	$(10,773,664)	$(805,474)

66	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, tax equalization, complex securities character adjustments and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of September 30, 2014, the Funds’ last tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(1,029)	$(30,683)	$850,691
Undistributed (Over-distribution of) net investment income	444,847	334,345	331,143
Accumulated net realized gain (loss)	(443,818)	(303,662)	(1,181,834)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2014, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$7,429,616	$6,609,735	$2,600,409
Undistributed net long-term capital gains	4,116,156	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2014 through September 30, 2014, and paid on October 1, 2014.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2014, was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$62,122,125	$34,381,713	$5,190,396
Distributions from net long-term capital gains	2,131,349	22,519	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2014, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Symphony Floating Rate Income
Capital losses to be carried forward – not subject to expiration	$758,975

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2015, the complex-level fee rate for each Fund was 0.1635%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	N/A	N/A	1.35%
Symphony Floating Rate Income	0.85%	September 30, 2016	1.10
Symphony High Yield Bond	0.85	September 30, 2016	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected	$163,833	$114,044	$3,676
Paid to financial intermediaries	152,150	108,849	3,248

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances	$170,488	$151,054	$3,165

68	Nuveen Investments

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained	$365,449	$79,021	$2,243

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained	$82,690	$14,269	$43

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	—	2,500
Class C Shares	—	—	2,500
Class R6 Shares	—	1,227	—
Class I Shares	—	—	473,594

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, there were no such outstanding participation commitments in any of the Funds.

9. Borrowing Arrangements

The following Funds have entered into a 364-day revolving line of credit (“Borrowings”), renewable annually, with their custodian bank to provide the Funds with a source of liquidity to meet temporary demands of the Funds.

Each Fund’s maximum commitment amount under its Borrowings is a follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income
Maximum commitment amount	$150,000,000	$150,000,000

Interest charged on these Borrowings is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. Currently, the Funds also accure a 0.150% per annum commitment fee on the unused portion of the Borrowings and recognize a one-time closing fee incurred on the renewal and/or subsequent amendments Symphony Credit Ops increased from 0.125% on 7/23/14 (see annual) the maximum commitment amount, which is expensed over the 364-day Borrowings period.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

On November 21, 2014, Symphony Floating Rate Income renewed its Borrowings with its custodian, at which time the maximum commitment amount was increased to $150,000,000 from $100,000,000 and the commitment fee on the unused portion of the Borrowings was increased to 0.150% from 0.125%. The Fund also incurred a one-time closing fee of 0.10% on the new maximum commitment amount, which will be expensed over the 364-day period.

Fees incurred on the Borrowings are recognized as a component of “Other expenses” on the Statement of Operations.

During the current fiscal period, the Funds did not utilize their Borrowings.

70	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	71

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the variability of the change in the share price for a security in relation to a change in the value of a fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

72	Nuveen Investments

Notes

Nuveen Investments	73

Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $233 billion as of March 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SCFR-0315P        8105-INV-B-05/16

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 4, 2015

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 4, 2015